UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On January 31, 2023, the Board of Directors of Clover Health Investments, Corp. (the “Company”) determined that its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, June 7, 2023. Because the date of the Annual Meeting has been changed by more than 30 days from the anniversary date of the 2022 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal. The time and location for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be made available to stockholders prior to the meeting.

For stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the Company has set a deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered timely, a stockholder must submit its proposal in writing by February 13, 2023 at the address set forth below. The Company has determined February 13, 2023, to be a reasonable time before it begins to print and send the proxy materials. Stockholder proposals referred to in this paragraph must also comply with all applicable requirements of Rule 14a-8. Stockholders who intend to solicit proxies in reliance on the Securities and Exchange Commission’s (the “SEC”) universal proxy rules for director nominees submitted under the Company’s Amended and Restated Bylaws (the “Bylaws”) must also comply with the additional requirements of Rule 14a-19.

In addition, pursuant to the Company’s Bylaws, in order to be considered timely, stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address below, no earlier than close of business on February 7, 2023, and no later than close of business on March 9, 2023.

Written notice for any such proposals, nominations or other business must be received by the Company at its principal executive office (Clover Health Investments, Corp., Attention: Joseph Martin, Secretary, 3401 Mallory Lane, Suite 210, Franklin, Tennessee) by the applicable deadline and must comply with the procedures and requirements of applicable SEC rules and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	February 2, 2023	By:	/s/ Joseph Martin
		Name:	Joseph Martin
		Title:	General Counsel and Corporate Secretary